Transition to IFRS 16 and IFRS 15	12 Months Ended
Oct. 31, 2020
Text Block [Abstract]
Transition to IFRS 16 and IFRS 15
4	Transition to IFRS 16 and IFRS 15
IFRS 16
On November 1, 2019, the Bank adopted IFRS 16
Leases
. The new standard replaces the previous standard IAS 17
Leases
. IFRS 16 results in lessees accounting for most leases within the scope of the standard in a manner similar to the way in which finance leases were accounted for under IAS 17. Lessor accounting remains largely unchanged under IFRS 16.
IFRS 16 applies to all leases with the exception of assets within the scope of IAS 38
Intangible assets
. IFRS 16 requires lessees to recognize a
right-of-use
(“ROU”) asset and a corresponding financial liability on the balance sheet. The ROU asset will be amortized over the length of the lease, and the financial liability measured at amortized cost.
Transition Adjustment
The Bank applied IFRS 16 on a modified retrospective approach and took advantage of the option not to restate comparative periods.
The Bank applied the following transition options available under the modified retrospective approach:

•	Measure the ROU asset at the date of initial application as equal to lease liability adjusted by any prepaid or accrued lease payments.
•	Not apply IFRS 16 to operating leases with a remaining lease term of less than 12 months (short-term leases) or low value assets.
•	Not apply IFRS 16 to leases of intangible assets.
On adoption of IFRS 16 on November 1, 2019, the Bank recorded an increase to “Property and Equipment” of
$3,620 million (being the net increase in ROU assets) and “Other liabilities”
of
 $3,648 million from recognized lease liabilities. The difference between the increase in ROU assets and lease liabilities was due primarily to tenant inducements for properties rented by the Bank. There was no impact on opening shareholders’ equity. The amount of the lease liabilities above differed from the amount of operating lease commitments disclosed in Note 35(c) to the Consolidated Financial Statements in the 2019 Annual Report due mainly to an increase related to renewal options reasonably certain to be exercised partially offset by operating lease commitments for contracts not yet commenced and the effects of discounting the lease liabilities. The Bank used its incremental borrowing rate as of November 1, 2019 to measure lease liabilities. The weighted average incremental borrowing rate used is 3.5%.
IFRS 15
On November 1, 2018, the Bank adopted IFRS 15
Revenue from Contracts with Customers
, which specifies how and when revenue is recognized, but does not impact income recognition related to financial instruments in scope of IFRS 9. The new standard replaced the previous standard IAS 18
Revenue
and provides a single, principles-based five-step model to be applied to all contracts with customers and to determine whether the performance obligation is to provide the service itself
(i.e.
act

as a principal) or to arrange another party to provide the service
(i.e. act

as an agent). The Bank adopted IFRS 15 using the modified retrospective approach and accordingly, comparative periods were not restated. The Bank recorded a cumulative-effect adjustment to decrease opening retained earnings on November 1, 2018 of $58 million (net of tax). This adjustment primarily relate
d
 to certain costs that were no longer eligible for deferral under the new standard and the remeasurement of certain liabilities at fulfilment cost. For the year ended October 31, 2019, the impact of IFRS 15 was a decrease in non-interest income and non-interest expenses of approximately $209 million, primarily representing certain loyalty rewards previously recorded in non-interest expenses and now being recorded as a reduction to non-interest income.